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                                                                    EXHIBIT 99.2





                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

                  PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned, Brion D. Umidi, the Chief Financial Officer of Aros Corporation (the "Company"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-Q for the period ending June 30, 2002 (the "Report"). The undersigned hereby certifies that:

        (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.



        Date:  August 14, 2002                /s/ Brion D. Umidi
              ----------------                ----------------------------
                                              Name:  Brion D. Umidi
                                              Title: Chief Financial Officer